Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
(8) Commitments and Contingencies

(a)	Legal Proceedings
From time to time, the Company may become subject to legal proceedings, claims, and litigation arising in the ordinary course of business. The Company is not currently a party to any material legal proceedings, nor is the Company aware of any pending or threatened litigation that would have a material adverse effect on the Company’s business, operating results, cash flows, or financial condition should such litigation be resolved unfavorably.

(b)	Contingent Consideration
On October 1, 2018, Bidco acquired 100% of the outstanding shares of TaskUs Holdings, Inc. at a purchase price of $429.4 million (the “Transaction”). As a part of the Transaction, the Company entered into a Stock Purchase Agreement, which provides that the sellers of TaskUs, Inc. are entitled to receive cash payments for certain tax benefits, if any, realized as a result of the Blackstone Acquisition that are received by the Company for a specified period after the closing date. The Company recorded a liability of $3.6 million for the expected payment to the sellers, which is included within accounts payable and accrued liabilities in the condensed consolidated balance sheets as of June 30, 2021 and December 31, 2020. The Company received payment for the tax benefits in the six months ended June 30, 2021.

(8) Commitments and Contingencies

(a)	Operating Leases
Leases that do not transfer to the Company substantially all the risks and benefits of ownership of the asset are classified as operating leases. Operating lease payments (net of any incentive received from the lessor) are recognized as expense in profit or loss on a straight-line basis over the lease term.
Associated costs, such as repairs, maintenance, and insurance, are expensed as incurred. The Company determines whether an arrangement is, or contains, a lease based on the substance of the arrangement. It makes an assessment of whether the fulfillment of the arrangement is dependent on the use of a specific asset or assets and the arrangement conveys a right to use the asset. The Company has various leases for office spaces under noncancelable operating lease agreements.
During the year ended December 31, 2020, the Company executed modification agreements with landlords for eight of our leased facilities which included concessions in the form of rent credits. The modification did not extend the terms of the leases nor did they grant us additional rental space. In April 2020, the FASB issued guidance allowing entities to make a policy election whether to account for lease concessions related to the
COVID-19
pandemic as if the enforceable rights and obligations of the concessions existed in the contracts at lease inception. The election applies to any lessor-provided lease concession related to the impact of the
COVID-19
pandemic, provided the concession does not result in a substantial increase in the rights of the lessor or in the obligations of the lessee. The Company has decided not to take the policy election and has accounted for these rent concessions as a change in lease provisions. The recognition of rent concessions did not have a material impact on the consolidated financial statements as of December 31, 2020.
During the year ended December 31, 2020, the Company terminated its lease at its former Santa Monica Headquarters and San Antonio, which were due to expire in 2022 and 2023. As a result of such terminations, the Company recorded lease termination cost of $1.8 million.
Minimum rent payments under operating leases are recognized on a straight-line basis over the term of the lease, including any periods of free rent. Rental expense for years ended December 31, 2020 and 2019 was $11.1 million and $8.9 million, respectively.

Future minimum rental commitments under noncancelable operating leases as of December 31, 2020:

(in thousands)
2021	$12,313
2022	13,366
2023	10,224
2024	6,971
2025	5,871
Thereafter	—

Total	$48,745

(b)	Legal Proceedings
From time to time, the Company may become subject to legal proceedings, claims, and litigation arising in the ordinary course of business. The Company is not currently a party to any material legal proceedings, nor is the Company aware of any pending or threatened litigation that would have a material adverse effect on the Company’s business, operating results, cash flows, or financial condition should such litigation be resolved unfavorably.

(c)	Contingent Consideration
On October 1, 2018, Bidco acquired 100% of the outstanding shares of TaskUs Holdings, Inc. (formerly known as TaskUs, Inc.) at a purchase price of $429.4 million (the “Transaction”). Bidco is a wholly owned subsidiary of TaskUs, Inc. (formerly known as TU Topco, Inc.) and was used as a vehicle to consummate TaskUs, Inc.’s acquisition of TaskUs Holdings, Inc. Bidco is consolidated into TaskUs, Inc.’s financial statements.
The Transaction was accounted for using the acquisition method of accounting in accordance with FASB ASC Topic 805, Business Combinations. In accordance with this accounting standard, since there was a change in control, the Company recorded the acquired assets and liabilities assumed of TaskUs at fair value.
As a part of the Transaction, the Company entered into a Stock Purchase Agreement, which provides that the sellers of TaskUs, Inc. are entitled to receive cash payments for certain tax benefits, if any, realized as a result of the Blackstone Acquisition that are received by the Company for a specified period after the closing date. During the year ended December 31, 2020, the Company determined that $3.6 million in tax benefits were receivable by the Company and such amount would become payable to the sellers of TaskUs Holdings, Inc. upon receipt of the cash. As such, the Company recorded a liability of $3.6 million for the expected payment to the sellers, which is included within accounts payable and accrued liabilities in the consolidated balance sheets as of December 31, 2020.